UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

July 3, 2025

LOOP INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-38301	27-2094706
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Fernand-Poitras

Terrebonne, Quebec, Canada, J6Y 1Y4

(Address of principal executive offices, including zip code)

(450) 951-8555

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	LOOP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 3, 2025, Loop Industries, Inc. (the “Company”) entered into an At the Market Offering Agreement (the “Offering Agreement”) with Roth Capital Partners, LLC (the “Sales Agent”), pursuant to which the Company may, from time to time, offer and sell shares of its common stock, par value $0.0001 per share (the “Shares”), through or to the Sales Agent, acting as its sales agent or principal.

The offer and sale of the Shares will be made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-281883) (the “Registration Statement”), which was declared effective by the U.S. Securities and Exchange Commission (“SEC”) on September 10, 2024, including the base prospectus contained therein, and the prospectus supplement filed with the SEC on July 3, 2025 pursuant to Rule 424(b) (the “Prospectus Supplement,” collectively with the base prospectus, the “Prospectus”) under the Securities Act of 1933, as amended (the “Securities Act”). Pursuant to the Prospectus, the Company may offer and sell up to a maximum of $15,000,000 of Shares under the Offering Agreement.

Sales of Shares, if any, may be made by means of transactions that are deemed to be “at the market offerings” as defined in Rule 415(a)(4) under the Securities Act, including sales made directly on or through the Nasdaq Global Market, the existing trading market for the Company’s common stock, sales made to or through a market maker other than on an exchange or otherwise, directly to the Sales Agent as principal, in negotiated transactions at market prices prevailing at the time of sale or at prices related to such prevailing market prices, and/or in any other method permitted by law. The compensation payable to the Sales Agent for sales of Shares with respect to which the Sales Agent acts as sales agent shall be 3.0% of the gross sales price for such Shares. In addition, the Company has agreed to reimburse certain expenses incurred by the Sales Agent in connection with the offering.

Under the terms of the Offering Agreement, the Company also may sell Shares to the Sales Agent as principal for its own account. If the Company sells Shares to the Sales Agent as principal, it will enter into a separate terms agreement with the Sales Agent setting forth the terms of such transaction. In connection with the sale of the Shares on the Company’s behalf, the Sales Agent will be deemed an “underwriter” within the meaning of the Securities Act and the compensation paid to the Sales Agent will be deemed to be underwriting commissions or discounts.

The Company is not obligated to sell, and the Sales Agent is not obligated to buy or sell, any specific number or dollar amount of Shares, but, if instructed to do so and subject to the terms and conditions of the Offering Agreement, the Sales Agent will use its commercially reasonable efforts to sell all of the designated Shares in accordance with the Company’s instructions on a commercially reasonable efforts basis consistent with its normal trading and sales practices, applicable state and federal law, rules and regulations, and the rules of The Nasdaq Global Market. The offering of Shares pursuant to the Offering Agreement will terminate in accordance with its terms. The Company is not obligated to make any sales of Shares under the Offering Agreement, and no assurance can be given that it will sell any Shares under the Offering Agreement, or, if it does, as to the price or amount of Shares that it will sell, or the dates on which any such sales will take place.

Under the terms of the Offering Agreement, the Company will not issue or sell through the Sales Agent such number or dollar amount of Shares that would exceed the number or dollar amount of Shares registered and available for sale pursuant to the Registration Statement, exceed the number of authorized but unissued Shares, or exceed the number or dollar amount of Shares permitted to be sold under Form S-3 (including General Instruction I.B.6 thereof, if applicable).

2

The Offering Agreement contains customary representations, warranties, and agreements by the Company and customary indemnification rights and obligations of the parties.

The foregoing summary of the Offering Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Offering Agreement, which is filed herewith as Exhibit 10.1 and incorporated by reference into this Item 1.01.

The representations, warranties and covenants contained in the Offering Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Offering Agreement, and may be subject to limitations agreed upon by the contracting parties. Accordingly, the Offering Agreement is incorporated herein by reference only to provide investors with information regarding the terms of the Offering Agreement, and not to provide investors with any other factual information regarding the Company or its business, and should be read in conjunction with the disclosures in the Company’s periodic and current reports and other filings with the SEC.

This Current Report on Form 8-K (this “Form 8-K”) shall not constitute an offer to sell or a solicitation of an offer to buy any shares of Common Stock, nor shall there by any sale of shares of Common Stock in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 8.01 Other Events.

In connection with the filing of the Prospectus Supplement, the Company is filing a legal opinion of its Nevada counsel, Ballard Spahr LLP, relating to the due authorization of the issuance of the Shares and, upon payment therefor in accordance with the Offering Agreement, the validity of the issuance of the Shares, which opinion is attached as Exhibit 5.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
5.1	Opinion of Ballard Spahr LLP.
10.1	At the Market Offering Agreement, dated July 3, 2025, between the Company and Roth Capital Partners, LLC.
23.1	Consent of Ballard Spahr LLP to the filing of Exhibit 5.1 herewith (included in Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOOP INDUSTRIES, INC.

Date: July 3, 2025	By:	/s/ Nicolas Lafond
Nicolas Lafond
Interim Chief Financial Officer

4